UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2010

                           JACKSONVILLE BANCORP, INC.
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-49792                33-1002258
-----------------------------       --------------------      -----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                     62650
-----------------------------------------------                ----------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders.
                  ---------------------------------------------------

     On April 27, 2010, Jacksonville Bancorp, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of the appointment of the independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                                              Broker
1. The election of directors                       For                Withheld              non-votes
                                            ------------------    ------------------    ------------------
     Andrew F. Applebee                          1,419,011               2,692                   0
                                            ------------------    ------------------    ------------------
     Emily J. Osburn                             1,418,898               2,805                   0
                                            ------------------    ------------------    ------------------

2. The ratification of the appointment of BKD LLP as the Company's independent registered public accountants for the year ending December 31, 2010.

            For                Against          Abstain         Broker non-votes
         ---------             -------          -------         ----------------

         1,629,541               2,626             567              211,519


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a) No financial statements of businesses acquired are required.

(b) No pro forma financial information is required.

(c) Not applicable.

(d) Exhibits.

                  None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           JACKSONVILLE BANCORP, INC.


DATE:  April 27, 2010               By:    /s/ Richard A. Foss
                                          --------------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer